UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2025

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	New York Stock Exchange
5.450% Guaranteed Senior Notes Due 2029	AMCR/29	New York Stock Exchange
3.950% Guaranteed Senior Notes Due 2032	AMCR/32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2025, on April 30, 2025 Amcor plc (“Amcor”) completed its previously announced merger (the “Merger”) with Berry Global Group, Inc. (“Berry”) pursuant to the Agreement and Plan of Merger, dated as of November 19, 2024 (the “Merger Agreement”), by and among Amcor, Aurora Spirit, Inc., a wholly-owned subsidiary of Amcor (“Merger Sub”), and Berry. Pursuant to the Merger Agreement, Merger Sub merged with and into Berry, with Berry surviving as a wholly-owned subsidiary of Amcor (the “Merger”).

On July 14, 2025, Amcor filed a Current Report on Form 8-K/A with the SEC to provide, among other things, the unaudited pro forma condensed combined financial statements of Amcor giving effect to the Merger as of and for the fiscal year ended June 30, 2024 and the nine months ended March 31, 2025, and the related notes thereto.

Amcor is filing this Current Report on Form 8-K to provide the unaudited pro forma condensed combined statement of income of Amcor giving effect to the Merger for the fiscal year ended June 30, 2025, and the related notes thereto, as set forth in Item 9.01 of this Current Report on Form 8-K. A pro forma condensed combined balance sheet of Amcor giving effect to the Merger as of June 30, 2025 is not included in this Current Report on Form 8-K as the Merger is already reflected in Amcor’s audited consolidated balance sheets as of June 30, 2025 included in its annual report on Form 10-K for the fiscal year ended June 30, 2025, filed with the SEC on August 15, 2025.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of income of Amcor giving effect to the Merger for the fiscal year ended June 30, 2025, and the related notes thereto, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit Index
Exhibit No.	Description
99.1	Unaudited pro forma condensed combined statement of income for Amcor plc for the fiscal year ended June 30, 2025.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

Date	October 2, 2025		/s/ Damien Clayton
		Name:	Damien Clayton
		Title:	Company Secretary